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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Spelling Entertainment Group Inc. of our report dated February 26, 1993 relating to the consolidated Financial Statements of Republic Pictures Corporation which appears in the Current Report on Form 8-K of Spelling Entertainment Group Inc. dated April 26, 1994.


PRICE WATERHOUSE LLP



Los Angeles, California
October 11, 1994